Exhibit 99.1

September 2006

Forward-Looking Statements This presentation may contain forward-looking statements for the purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, including information regarding expected future financial and operating results, future enrollment levels, expected benefits to customers, expected inter-divisional opportunities, future capital requirements and capital expenditure levels, and expected technological and product developments. Forward-looking statements may involve known or unknown risks, uncertainties and other factors that may cause the company’s actual results and performance to differ materially from the Company’s outlook, including those risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 16, 2006. All forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation to update or revise any forward-looking statements to reflect any changes in the Company or other events occurring after such date. This presentation contains certain non-GAAP financial measures. A reconciliation of these financial measures to the comparable GAAP financial measures is provided in the investor section of our website at www.eCollege.com.

eCollege – What We Do Product Engineering and Technology Division eLearning Division Datamark Enrollment Division eCollege Drive the profitable growth of our partners’ education programs with industry-leading information services along the student life-cycle

Student Life Cycle

PRODUCTS

New Enrollment

- Market Needs Analytics
- Research & Targeting
- Media Mix Planning
- Media Production
- Lead Generation
- Lead Mgmt & Tracking
- Sales/Admin Advising
- CRM
- Payment Processing

Student Services

- Online Admissions
- Academic Advising
- Personal Mentoring
- Career Planning
- Drop-Out Risk Profiling
- Financial Aid
- Risk Mitigation Plans
- Intervention & Support
- CRM

Teaching and Learning

- Course Mgmt System
- Curriculum Dev
- Publisher Content
- Course & Content Dev
- Assessment Tools
- Content Mgmt
- Library Services
- Simulation & Other Apps
- Instruction (Faculty Mgmt)
- Course Evaluation
- Faculty Training
- Course Pedagogy & Design

Career and Placement

- Career Advising
- Placement Services
- Career Portfolios
- Alumni Services
- Continuing Education
- Re-Marketing

Slide 4

eCollege DATAMARK

Student Life Cycle

eCollege – Outsourced eLearning Solutions

- Market Needs Analytics
- Research & Targeting
- Media Mix Planning
- Media Production
- Lead Generation
- Lead Mgmt & Tracking
- Sales/Admin Advising
- CRM
- Payment Processing

- Online Admissions
- Academic Advising
- Personal Mentoring
- Career Planning
- Drop-Out Risk Profiling
- Financial Aid
- Risk Mitigation Plans
- Intervention & Support
- CRM

- Course Mgmt System
- Curriculum Dev
- Publisher Content
- Course & Content Dev
- Assessment Tools
- Content Mgmt
- Library Services
- Simulation & Other Apps
- Instruction (Faculty Mgmt)
- Course Evaluation
- Faculty Training
- Course Pedagogy & Design

- Career Advising
- Placement Services
- Career Portfolios
- Alumni Services
- Continuing Education
- Re-Marketing

Datamark – Outsourced Enrollment Growth Solutions

Slide 5

eCollege DATAMARK

Long-Term Objectives Announced growth targets in 2005 Revenue – 20%+ per year Profit and free cash flow – 40%+ per year Completed long-term planning process in Q2 2006 eLearning revenue growth in the low to mid 20% range eLearning profit growth of 40% Recent shifts in customer spending have driven reassessment of Enrollment Division long-term plan Management has reaffirmed its commitment to achieving long-term targets and increasing shareholder value

eLearning Division

eLearning Division – Recent News Record Q2 2006 results Revenue of $13.2M – 32% growth Operating income of $5.4M – 45% growth Excellent enrollment growth Spring enrollments up 85% to 530,000 Summer enrollments expected to be up 67% to 280,000 Annualized revenue per client of $300K – 38% growth Strong Q2 sales, renewals and pipeline 10 new educational partners – including 4 platinum (vs target of 1) Renewed all 3 top 20 customers up for renewal in 2006 Pipeline includes 15 platinum (2 uber) and 16 gold accounts eCollege.NExT Full migration to Microsoft .NET Customization, flexibility, internationalization To be implemented over the next 18 months

eLearning Division – Market Drivers: Demand for Online Degrees Source: Eduventures, 2006 Overview of Trends and Technologies in Higher Education, April 2006 7% of students are enrolled in fully online programs Online market share has more than tripled since 2001 By 2008, 1 in 10 students will study 100% online CAGR 2002-2007P 30% 0 500,000 1,000,000 1,500,000 2,000,000 2002 2003 2004 2005P 2006P 2007P Unique Student Enrollments in 100% Online Education 2002-2007P

Percent of undergrad students with non-traditional characteristics Source: The Condition of Education, 2002, NCES, DOE eLearning Division – Growth Drivers Targeting the Needs of Non-Traditional Students Who Make Up the Majority of the U.S. Ed Market No HS Diploma 7% Single Parent 13% Has Dependents 27% Works Full-Time 39% Delayed Enrollment/Older 46% Possesses Any Non-Traditional Characteristic 73% Attends Part-Time 48% Financially Independent 51% For most, “campus” is inconvenient 0 25 50 75 100

eLearning Division – Market Drivers: Enrollment Factors Factor Rank Distance from campus 10 Availability of financial assistance 9 Credit for learning gained from life/work experience 8 Ability to design my own program 7 Requirement for current or future job 6 Reputation of institution 5 Cost 4 Ability to transfer credits 3 Flexible pacing for completing a program 2 Convenient time and place for classes 1 Most Important Enrollment Factors for Adult Learners, 2005 Source: Eduventures, 2006 Overview of Trends and Technologies in Higher Education, April 2006

Full Online Degree Programs Reach Additional Students Hybrid Degree Programs Speed Degree Completion Hybrid Course Offerings Improve Facilities Throughput Classroom Supplements Enhance Learning Experience eLearning Division – Enterprise Solution

eLearning Division – On-Demand vs. ASP On-Demand Instance A School A School B School C Multi-Tenant Single-Instance ASP Model Many Tenants Multi-Instance School A School B School C Instance A Instance B Instance C Superior Scalability, Performance, Economics

eLearning Division – Customer Segmentation Community College For-Profit K-12 Other Private/Non-Profit Public Projected 2006 Revenue Growth by Segment Projected 2006 Revenue by Segment

eLearning Division – Strong Customer Renewals 11/12 25/27 18/19 26/28 Top 60 3/3 10/10 7/7 7/7 Top 20 Q1 & Q2 2006 2005 2004 2003

eLearning Division – Strong and Growing Position in Large Online Degree Niche Fully online programs > 10,000 online enrollments = 45 16 11 18 eLearning Prospects eLearning Customers Other

72% 39% 43% 35% eLearning Division – 2005 Results ($ Millions, % of Revenue, Excludes Corp. Expense Alloc.) *Adjusted EBITDA and Free Cash Flow are not based on GAAP. Adjusted EBITDA is defined as EBITDA plus stock-based compensation expense, and Free Cash Flow is calculated by subtracting cash interest, capital expenditures and capitalized software development costs from Adjusted EBITDA. $41.5 $29.9 $16.0 $18.0 $14.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Revenue Gross Profit Op Income Adj EBITDA* Free Cash Flow*

COGs R&D S&M G&A Revenue eLearning Division – Growing Operating Leverage Dollars (in millions) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06

eLearning Division – Revenues 2003 – 2006 Dollars (in millions) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 Q2 Q3 Q4 2003 2004 2005 2006A 2006P

eLearning Division – Continued Strong Revenue Growth Organic growth from existing clients New products to existing clients New clients CAGR enrollment growth 37% 2004 – 2009 Revenue Projections $100M 2004 2005 2006P 2007P 2008P 2009P

Enrollment Division

Enrollment Division – Recent News Solid Q2 2006 revenue results Revenue of $15.2M – 16% growth Media under management of $119M – 29% growth Q2 and year-to-go margins impacted by increased complexity and sophistication of direct mail Increased outsourcing costs, overtime, wastage Shift in expected customer spend impacted Q3&Q4 revenue projections Primarily direct mail and primarily isolated to a few customers Direct mail growth projections now 3% – 6% for Q3 versus 15% for Q1&Q2 New COO, Don Bailey Brings 35+ years of advertising management and agency experience Actively addressing operational issues

Enrollment Division – Turn-Around Plan Re-engineer direct mail processes Reduce wastage, overtime and excessive outsource costs Improve quality Assess product lines Pricing and profitability Continue to improve sales processes Assess management structure and skills Rebuild long-term financial models

Enrollment Division – Market Drivers: Growth in Marketing Spend Source: Eduventures, For-Profit and Non-Profit Higher Education Segments, August 2006 Only Apollo Group, Concorde Career Colleges, COCO and Strayer Education publicly disclose marketing costs 15% 16% 17% 18% 19% 20% FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 Q1 2005 Sales and Marketing Expense as Percentage of Revenues

Student Retention Starts Graduates Lead Conversion Shows Enrollments Set Appointments Make Contacts Lead Generation Leads Enrollment Division – The Enrollment Funnel 100% 91% ’05 Revenue 8% ’05 Revenue 1% ’05 Revenue X%

Enrollment Division – Revenue Models 6% 5% 28% 61% % of 2005 Revenue (2%) Upon Shipment Per Piece Mailed Direct Mail 53% When Lead is Received Monthly Svc Fee + Bonus Per Lead Managed Svc Interactive 2% When Ad is Run – Net Fee on Ads Run, Not Total Placed % of Advertising Media 92% As Work is Performed Per Contract Research, Training, Other % Growth Revenue Recognition How We Charge Revenue Source

Enrollment Division – Revenues 2003 – 2006 Dollars (in millions) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1 Q2 Q3 Q4 2003 2004 2005 2006A 2006P

Enrollment Division – 2005 Results ($ Millions, % of Revenue, Excludes Corp. Expense Alloc.) 32% 16% 18% 17% *Adjusted EBITDA and Free Cash Flow are not based on GAAP. Adjusted EBITDA is defined as EBITDA plus stock-based compensation expense, and Free Cash Flow is calculated by subtracting cash interest, capital expenditures and capitalized software development costs from Adjusted EBITDA. $61.4 $19.8 $10.1 $11.3 $10.4 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Revenue Gross Profit Op Income Adj EBITDA* Free Cash Flow*

Growth Opportunities

Growth Opportunities – Cross-Sells $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2004 2005 2006P Cross-Sell Revenue by Division ($ Millions) eLearning Enrollment

Growth Opportunities – Identified Prospects 2006-2009 1,006 Enrollment 591 eLearning 248

Financials

Consolidated – 2005 Results ($ Millions, % of Revenue) $102.9 $48.9 $13.5 $21.3 $13.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Revenue Gross Profit Op Income Adj EBITDA* Free Cash Flow* 48% 13% 21% 13% *Adjusted EBITDA and Free Cash Flow are not based on GAAP. Adjusted EBITDA is defined as EBITDA plus stock-based compensation expense, and Free Cash Flow is calculated by subtracting cash interest, capital expenditures and capitalized software development costs from Adjusted EBITDA.

Consolidated Revenues Dollars (in millions) 2003 includes proforma results for Datamark 2003 – 2006 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 Q2 Q3 Q4 2003 2004 2005 2006A 2006P

Consolidated Adjusted EBITDA* Dollars (in millions) 2003 includes proforma results for Datamark * Adjusted EBITDA is not based on GAAP and is defined as EBITDA plus stock-based compensation expense. 2003 – 2006 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q1 Q2 Q3 Q4 2003 2004 2005 2006A 2006P

Consolidated Free Cash Flow* *Free Cash Flow is not based on GAAP and is calculated by subtracting cash interest, capital expenditures and capitalized software development costs from Adjusted EBITDA. Dollars (in millions) Q3 2006 based on revenue projections; 2003 includes proforma results for Datamark 2003 – 2006 -$1.0 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Q1 Q2 Q3 Q4 2003 2004 2005 2006 2006P

Cash Versus Debt Dollars (in millions) 2004 – 2006 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06P Q4 06P Cash Total Debt

Does Current Stock Price Reflect Intrinsic Value?


Consolidated Q2 2006 LTM EBITDA - $23.2M
17%
9%
74%
eLearning
Interactive
Other Enrollment

ECLG Current Market Cap = $289 M

Market Cap / EBITDA ~ 12.5 x

- On-Demand Software ~ 29 x
- BBBB ~ 20 x
- Internet Marketing ~ 16 x
- Diversified Marketing Services ~ 8 x

- Allocates stock based compensation and bonus to divisions, and allocates remaining corporate expense to divisions based on percentage of revenue
- EBITDA multiples based on third party sources and market information

Slide 38

eCollege DATAMARK

Investor Highlights eCollege has: Strong sales growth Serves fast growing and relatively unpenetrated markets

Investor Highlights eCollege has: Strong sales growth Large barriers to entry At confluence of “On-Demand” computing and education industries A market leader and innovator with unique technology and support

Investor Highlights eCollege has: Strong sales growth Large barriers to entry Strong cash flow characteristics and balance sheet

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